UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2024

ANKAM, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-255392 (Commission File Number)	61-1900749 (I.R.S. Employer Identification Number)

5348 Vegas Drive, Las Vegas, Nevada, 89108

+995-599420389

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company Yes ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 14, 2024, Ankam, Inc. (the “Registrant”) decided to terminate partnership with Accell Audit & Compliance, PA as the Registrant’s independent registered public accounting firm.

Throughout the duration of the engagement spanning from February 17, 2021 to March 14, 2024 (i) there were no disagreements between Ankam, Inc. and Accell Audit & Compliance, PA regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Accell Audit & Compliance, PA, would have necessitated Accell Audit & Compliance, PA to include reference to said matter in a report on the Registrant's financial statements; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Ankam, Inc. has requested Accell Audit & Compliance, PA to furnish a letter directed to the Securities and Exchange Commission, affirming its concurrence with the statement provided by the Registrant. A copy of this letter, dated March 14, 2024, is enclosed herewith as Exhibit 16.1 and is hereby incorporated by reference.

Engagement of Independent Registered Public Accounting Firm.

On March 15, 2024, the Board of Directors of Ankam, Inc. signed an Engagement Letter with Dylan Floyd Accounting & Consulting as the Company's new independent registered public accounting firm to perform independent audit services for the quarter ending February 29, 2024; May 31, 2024 and August 31, 2024.

During the fiscal years ended November 30, 2018, 2019, 2020, 2021, 2022 and 2023, neither the Company, nor anyone acting on its behalf, consulted Dylan Floyd Accounting & Consulting regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Dylan Floyd Accounting & Consulting that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

Exhibits.

Exhibit No.	Description
16.1	Letter from Accell Audit & Compliance PA regarding termination partnership

 SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 15, 2024	ANKAM, INC.

	By:	/s/	Bakur Kalichava
		Name:	Bakur Kalichava
		Title:	President, Director, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary